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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2003

BRUKER AXS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-33357 (Commission File Number)	39-1908020 (IRS Employer Identification No.)
5465 East Cheryl Parkway Madison, WI 53711 (Address of principal executive offices)(Zip Code)
Registrant's telephone number, including area code: (608) 276-3000

Item 5. Other Events and Regulation FD Disclosure.

        On April 4, 2003, Bruker Daltonics Inc., a Delaware corporation ("BDAL") and Bruker AXS Inc., a Delaware corporation ("BAXS") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which BAXS will merge into BDAL (the "Merger"). At the effective time of the Merger, each share of BAXS common stock will be converted into the right to receive either .63 shares of BDAL common stock or, at the election of each BAXS stockholder, consideration deemed to be of equivalent value, payable 75% in BDAL common stock and 25% in cash. The outstanding shares of BDAL common stock will not be changed in the merger.

        After the closing of the transaction, BDAL expects to change its name to Bruker BioSciences Corporation. The two operating subsidiaries of Bruker BioSciences will be Bruker Daltonics Inc. and Bruker AXS Inc.

        The merger, which was unanimously recommended by the independent special committees of both companies' boards of directors, has been approved by the boards of directors of BDAL and BAXS. The Merger is intended to qualify as a tax-free reorganization in the United States under the Internal Revenue Code with respect to the stock consideration. The transaction is subject to approval by the stockholders of each of BDAL and BAXS and other regulatory and customary conditions.

        The principal stockholders of both companies, holding in excess of 50% of the outstanding common stock of each company, have entered into Voting Agreements with each company pursuant to which each such person has agreed to vote the shares of BDAL and BAXS common stock beneficially owned by such person in favor of the merger.

        The description of the proposed Merger described in this report does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the form of BDAL Voting Agreement and form of BAXS Voting Agreement, which are filed as Exhibits 2.1, 99.1 and 99.2, respectively, to this report and incorporated herein by reference. There can be no assurance that the transactions contemplated by the Merger Agreement will be consummated.

        On April 7, 2003, BDAL and BAXS issued a joint press release announcing the Merger. A copy of the press release is attached as Exhibit 99.3 to this report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

2.1	Agreement and Plan of Merger, dated as of April 4, 2003 by and between Bruker Daltonics Inc. and Bruker AXS Inc.
99.1	Voting and Support Agreement between Bruker Daltonics Inc. and Frank H. Laukien
99.2	Voting and Support Agreement between Bruker Daltonics Inc. and Dirk D. Laukien
99.3	Voting and Support Agreement between Bruker Daltonics Inc. and Marc M. Laukien
99.4	Voting and Support Agreement between Bruker Daltonics Inc. and Isolde Laukien
99.5	Voting and Support Agreement between Bruker Daltonics Inc. and Joerg Laukien
99.6	Voting and Support Agreement between Bruker AXS Inc. and Frank H. Laukien
99.7	Voting and Support Agreement between Bruker AXS Inc. and Dirk D. Laukien
99.8	Voting and Support Agreement between Bruker AXS Inc. and Marc M. Laukien
99.9	Voting and Support Agreement between Bruker AXS Inc. and Isolde Laukien
99.10	Voting and Support Agreement between Bruker AXS Inc. and Joerg Laukien
99.11	Joint Press Release, dated April 7, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER AXS INC. (Registrant)
Date: April 7, 2003	By:	/s/ MARTIN HAASE Martin Haase President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of April 4, 2003 by and between Bruker Daltonics Inc. and Bruker AXS Inc.
99.1	Voting and Support Agreement between Bruker Daltonics Inc. and Frank H. Laukien
99.2	Voting and Support Agreement between Bruker Daltonics Inc. and Dirk D. Laukien
99.3	Voting and Support Agreement between Bruker Daltonics Inc. and Marc M. Laukien
99.4	Voting and Support Agreement between Bruker Daltonics Inc. and Isolde Laukien
99.5	Voting and Support Agreement between Bruker Daltonics Inc. and Joerg Laukien
99.6	Voting and Support Agreement between Bruker AXS Inc. and Frank H. Laukien
99.7	Voting and Support Agreement between Bruker AXS Inc. and Dirk D. Laukien
99.8	Voting and Support Agreement between Bruker AXS Inc. and Marc M. Laukien
99.9	Voting and Support Agreement between Bruker AXS Inc. and Isolde Laukien
99.10	Voting and Support Agreement between Bruker AXS Inc. and Joerg Laukien
99.11	Joint Press Release, dated April 7, 2003

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX